SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                  of 1934
                           (Amendment No.         )

  Filed by Registrant [x]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [x]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             RYMER FOODS INC.
               (Name of Registrant as Specified In Its Charter)

  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [x]  No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ______________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ______________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ______________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ______________________________________________________________
       (5) Total Fee Paid
  ______________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount Previously Paid:
  ______________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ______________________________________________________________
       (3) Filing Party:

       (4) Date Filed:
  ______________________________________________________________

                               RYMER FOODS INC.
                          4600 South Packers Avenue
                                  Suite 400
                           Chicago, Illinois 60609


                   Notice of Annual Meeting of Stockholders
                           to be held April 6, 1999



  TO THE HOLDERS OF COMMON STOCK OF RYMER FOODS INC.:

       The Annual Meeting of Stockholders of Rymer Foods Inc. (the "Company") will be held at 11:00 a.m., local time, on Tuesday, April 6, 1999, at the Company's Corporate Headquarters, 4600 S. Packers Ave., Chicago, IL 60609, for the following purposes:

       (1)  To  elect  two  Class  1  Directors  to  the Company's Board of
            Directors.

       (2) To ratify the appointment by the Board of Directors of Grant Thornton LLP as auditors of the Company for fiscal 1999.

       (3) To transact any other business that may properly be brought before the Meeting or any adjournments thereof.

       Only holders of record of Common Stock at the close of business on February 15, 1999 (the "Record Date"), will be entitled to notice of and to vote at the Meeting or any adjournments thereof.

       Stockholders are cordially invited to attend the meeting in person. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING IN PERSON, PLEASE INDICATE YOUR VOTE ON THE MATTERS TO BE VOTED UPON, SIGN AND DATE THE ENCLOSED PROXY, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                         By Order of the Board of Directors

                                         /s/ Edward M. Hebert
                                         EDWARD M. HEBERT
                                         Secretary


  February 26, 1999

                               RYMER FOODS INC.
                          4600 South Packers Avenue
                                  Suite 400
                           Chicago, Illinois 60609


                               PROXY STATEMENT
                ANNUAL MEETING OF STOCKHOLDERS - APRIL 6, 1999

       This Proxy Statement (the "Proxy Statement") is furnished in connection with the SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS of Rymer Foods Inc. (the "Company") from the holders of shares of its common stock, $0.04 par value (the "Common Stock"), to be voted at THE ANNUAL MEETING OF STOCKHOLDERS, which will be held at 11:00 a.m., local time, on Tuesday, April 6, 1999, at the Company's Corporate Headquarters, 4600 South Packers Avenue, Chicago, Illinois 60609, and at any adjournments thereof (the "Meeting").

       The purposes of the Meeting are:

       (1)  To  elect  two  Class  1  Directors  to  the Company's Board of
            Directors.

       (2) To ratify the appointment by the Board of Directors of Grant Thornton LLP as auditors of the Company for fiscal 1999.

       (3) To transact any other business that may properly be brought before the Meeting or any adjournments thereof.

       This Proxy Statement and a form of proxy are first being mailed by the Company to its stockholders on or about February 26, 1999.

       The cost of solicitation of proxies will be borne by the Company. The solicitation of proxies generally will be by mail. Such solicitation may also be made in person or by telephone, facsimile or other means by directors, officers, agents and employees of the Company. Arrangements have been made with brokers and other custodians, nominees and fiduciaries to send copies of this Proxy Statement, proxies and other proxy solicitation materials to their principals, and the Company will reimburse them for reasonable out-of-pocket and clerical expenses in so doing.

                        STOCKHOLDERS ENTITLED TO VOTE

       The Company's Board of Directors (the "Board of Directors" or the "Board") has fixed the close of business on February 15, 1999 as the record date (the "Record Date") for the Meeting.

       Holders of record of the Company's outstanding Common Stock at the close of business on the Record Date (consisting of 4,300,000 shares) are entitled to notice of and to vote at the Meeting. For a quorum to be present, the holders of at least 50% of the shares entitled to vote at the Meeting must be present in person or represented by proxy.

       Stockholders have cumulative voting rights for the election of directors and one vote per share for all other purposes. Cumulative voting means that each stockholder is entitled to as many votes as are equal to the number of shares owned multiplied by the number of directors to be elected and that the stockholder may cast all of such votes for a single director or may distribute them among the number to be voted for, as the stockholder may see fit. Each share of Common Stock (par value $0.04) is entitled to one vote with respect to the ratification of Grant Thornton LLP as auditors for fiscal 1999, and any other matters that may be properly brought before the Meeting.

       Elections are determined by a plurality vote, assuming that a quorum is present. Other matters are determined by vote of the holders of a majority of the shares present or represented at the Meeting and voting on such matters. Therefore, the affirmative vote of the holders of not less than a majority of the shares of Common Stock present at the Meeting in person or by proxy is required to ratify the appointment of Grant Thornton LLP as auditors for fiscal 1999.

       With regard to the election of the Class 1 Directors, votes may be cast in favor of or withheld from the nominees, therefore votes that are withheld will be excluded entirely from the vote and will have no effect, except for quorum purposes. Abstentions may be specified on the proposal to ratify the appointment of Grant Thornton LLP as auditors for fiscal 1999 and will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Because ratification of Grant Thornton LLP as auditors for fiscal 1999 requires the affirmative vote of a majority of shares present in person or by proxy and entitled to vote, an abstention on either of such proposals will have the same effect as a negative vote.

       Under the rules of the New York and American Stock Exchanges, brokers who hold shares in street name may have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions generally are entitled to vote on the election of directors and the ratification of the appointment of auditors. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of the Class 1 Directors.

       The proxies hereby solicited vest in the proxy holders' cumulative voting rights (discussed above) with respect to the election of directors (unless the stockholder marks the proxy so as to withhold such authority) and all other voting rights of the stockholders signing such proxies. The shares represented by each duly executed proxy will be voted and, where a choice is specified by the stockholder on the proxy, the proxy will be voted in accordance with the specification so made.

       Any proxy given by a stockholder pursuant to this solicitation may be revoked by the stockholder by written notice delivered to the Secretary of the Company at any time prior to exercise of the proxy. All valid proxies on file with the Secretary of the Company, unless revoked, will be voted in accordance with the instructions of the stockholder or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors.

       A list of stockholders of the Company will be available at the Company's offices during ordinary business hours for the ten days preceding the Meeting for examination by stockholders for any purpose germane to the Meeting.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth, as of February 15, 1999, the beneficial ownership of the Common Stock by each of the directors, the nominees for director and each of the executive officers of the Company listed in the Summary Compensation Table below and of all directors, the nominees for director and executive officers of the Company as a group, and by each person who is known by the Company to beneficially own 5% or more of the Common Stock. The Common Stock is the only outstanding class of equity securities of the Company.
                                                                 Percentage
                                                                      of
                                              Number of Shares   Outstanding
  Name                   Title of Security   Beneficially Owned     Shares
  ----                   -----------------   ------------------     ------
  P. E. Schenk ..........    Common Stock         258,000               6%
  Edward M. Hebert ......    Common Stock         172,150               4%
  Michael Bowen .........    Common Stock       1,805,296(1)(2)(4)     42%
   c/o Palm Beach
    Investment Advisers
   249 Royal Palm Way
   Suite 400
   Palm Beach, FL 33480

  Tom Krasnor ...........    Common Stock         382,916(2)(3)(5)    8.9%
  Riverside Capital
   Advisors Inc.
  1650 S.E. 17th St. Causeway
  Suite 204
  Fort Lauderdale,
  FL 33316-1735

  All directors, the nominees
  for director, and executive
  officers as a group
  (9 persons) .....          Common Stock       2,237,446              52%

  1) The beneficial ownership of these shares of Common Stock derives from accounts managed by Palm Beach Investment Advisers. Michael Bowen is Vice-President and Portfolio Manager of Palm Beach Investment Advisers and is in a position to directly and indirectly determine the investment and voting decisions made by Palm Beach Investment Advisers and, therefore, is deemed to beneficially own all of the shares that Palm Beach Investment Advisers has in its portfolios. Mr. Bowen disclaims beneficial ownership of these shares.

  2) The beneficial ownership of these shares of Common Stock includes multiple beneficial ownership of the same shares.

  3) The beneficial ownership of these shares of Common Stock derives from accounts managed by Riverside Capital Advisors Inc. Riverside Capital Advisors Inc. is in a position to directly and indirectly determine investment and voting decisions and, therefore, is deemed to beneficially own all of the shares that it has in its portfolios.

  4) The beneficial ownership of these shares of Common Stock derives from accounts managed by Palm Beach Investment Advisers. Palm Beach Investment Advisers is in a position to directly and indirectly determine investment and voting decisions and, therefore, is deemed to beneficially own all of the shares that it has in its portfolios.

  5) Mr. Tom Krasnor is Portfolio Manager of Riverside Capital Advisors Inc. and is in a position to directly and indirectly determine investment and voting decisions and, therefore, is deemed to beneficially own all of the shares that it has in its portfolio. Mr. Krasnor disclaims beneficial ownership of these shares.

                             ELECTION OF DIRECTORS
                           [Item (1) on Proxy Card]

                                    ITEM 1
       Pursuant to its Certificate of Incorporation, the Board of Directors is comprised of three classes, consisting of six Directors in total. Class 1 consists of two Directors whose terms expire when their successors are elected at this Meeting. Class 3 consists of two Directors whose terms expire in 2000. Class 2 consists of two Directors whose terms expire in 2001.

       At  the Meeting, two Class 1 Directors will be elected for a term of
  3  years.    Messrs.  P.  Edward  Schenk  and Barry Spector, management's nominees for Class 1 Directors, are now serving as Class 1 Directors.

       Unless otherwise indicated on a proxy, the proxy holders intend to vote the shares of Common Stock for which they hold proxies "FOR" the election of P. Edward Schenk and Barry Spector as Class 1 Directors without cumulation. Each of such persons has consented to being named as a nominee in this Proxy Statement and to serve as a Class 1 Director if elected.

       The affirmative vote of a plurality of the shares of the Common Stock, present or represented by proxy and voted at the Meeting, is required for the election of Directors, assuming that a quorum is present. See "Stockholders Entitled to Vote" above.

       The Board has no nominating committee. The nominees for Class 1 Directors were selected by the entire Board of Directors. At the Meeting, stockholders may make nominations for Class 1 Directors.

       The votes applicable to the shares represented by proxies in the accompanying form will be cast in favor of Messrs. Schenk and Spector as nominees. While it is not anticipated that such nominees will be unable to serve, if any of them should be unable to serve, the proxy holders reserve the right to substitute any other person.

  Class 2 Directors (Term of Office Expiring in 2001)

       MICHAEL BRINATI (age 39; Director since 1997). Mr. Brinati is President, Chief Executive Officer and a principal shareholder of Iowa Grain Company, a Chicago-based Futures Commission Merchant clearing member. Mr. Brinati is also a full member of the Chicago Board of Trade ("CBOT") and has been a member of the CBOT since 1984. He is an active floor broker and proprietary trader in the soybean quadrant on the CBOT trading floor. Mr. Brinati is currently a governor of the Board of Trade Clearing Corporation, a term expiring in February 2001.

       JOHN ELTING (age 55; Director since 1997). Mr. Elting has been the manager of a private equity fund since 1991. Prior to such date, Mr. Elting founded Elting Enterprises, a broadcast group of radio stations, and was founder and Executive Vice President and Director of Shipboard Satellite Networks and President of the Board of Directors of Intouch Networks, Inc.

  Nominees for Class 1 Directors (Term of Office Expiring in 2002)

       P. E. SCHENK (age 61; Director since November 1995). Mr. Schenk was named to the Board of Directors of the Company on November 8, 1995 as a Class 1 Director to fill a vacancy therein created by a resignation. Mr. Schenk has served as President and Chief Executive Officer of the Company since November 1995. In 1994 and 1995, Mr. Schenk operated Schenk & Associates, Inc., a consulting practice. Mr. Schenk was Executive Vice President of Lykes Processed Meats Group from December 1993 to November 1994, and from August 1993 to December 1993 he served as Senior Vice President of Sales & Marketing. From 1986 to 1993, Mr. Schenk was employed by Smithfield Foods, Inc. as President and Chief Operating Officer of various meat processing subsidiaries.

       BARRY SPECTOR (age 56; Director since 1997). Mr. Spector has been the Managing Director of Bengur, Bryan & Co., Inc. since March 1997. Prior to such date, Mr. Spector was President and Chief Executive Officer of Acme Foods Co., a national snack meat company.

  Class 3 Directors (Term of Office Expiring in 2000)

       MICHAEL BOWEN (age 57; Director since 1997). Mr. Bowen has been the Vice President of Riverside Capital Advisors since January 1997. Prior to such date, Mr. Bowen was a Vice President of Goldman, Sachs & Co. and a Director of Kleinworth Benson Ltd., a UK Merchant Bank.

       EDWARD M. HEBERT (age 48; Director since 1997). Mr. Hebert was appointed Secretary in April 1998. Mr. Hebert was named to the Board of Directors as part of the Company's Restructuring in 1997. Mr. Hebert was appointed Chief Financial Officer on October 6, 1995. Mr. Hebert has been Senior Vice President Finance of the Company since January 1990 and Treasurer of the Company since January 1993. Prior thereto, Mr. Hebert was Controller of the Company since December 1988. Prior to that time, Mr. Hebert was employed by Arco Metals Company in various financial positions.

                INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

       During fiscal 1998, there were 7 meetings of the Board. Each director then in office attended more than 75% of the combined meetings of the Board of Directors and the Committees on which he served held during the year while he served as Director.

       The Executive Committee, consisting of Messrs. P. E. Schenk, Michael Bowen and John Elting, did not meet in fiscal 1998. Except for certain matters, the duties of the Executive Committee include the exercise of all of the powers and authority of the Board of Directors and the management of the business and affairs of the Company, except for any powers and authority granted to another Committee. The authority of the Executive Committee is generally limited to acquisitions and dispositions of assets and negotiations to accomplish the same; personnel matters; guidance to senior management on policy matters; negotiations, review and analysis of financial needs; litigation matters; and public or private stock placement or other equity or debt offerings.

       The Audit Committee, consisting of Messrs. Michael Brinati and Barry Spector did not meet during fiscal 1998. The Audit Committee reviews the proposed scope of audit and non-audit services to be performed by the Company's independent public accountants; reviews and reports on audits and the Company's accounting policies and controls; and annually recommends independent public accountants for selection as auditors of the Company. The Audit Committee also monitors the administration of the Company's business ethics and conflicts of interest policies.

       The Compensation Committee, consisting of Messrs. Michael Bowen and John Elting, held one meet during fiscal 1998. The Compensation Committee reviews the compensation policies of the Company, determines compensation of the Company's executive officers, determines general compensation and benefit levels for all officers, and recommends to the full Board future compensation of executive officers. The Compensation Committee administers the Company's employee benefit plans presently in effect.

                          REMUNERATION OF DIRECTORS

       Directors who are not officers of the Company or its subsidiaries are not compensated in cash, however, they are eligible to receive stock options. Directors who are also officers of the Company or its subsidiaries do not receive additional compensation for attending board meetings. Directors are reimbursed only for out-of-pocket expenses incurred in attending Board or Committee meetings.

  Incentive Compensation Program

       The   Incentive  Compensation  Program  provides  opportunities  for executives to receive incentive compensation if specific performance goals, proposed by management and approved by the Board, are met.

  Stock Options

       In fiscal 1998, under the Stock Option Plan, there were 348,000 options granted to acquire shares of the Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

                          SUMMARY COMPENSATION TABLE


                                Annual Compensation   Long-Term Compensation

                                                     Awards      Payouts

                                          Other
                                          Annual   Restricted     Securities            All Other
                                           Com-       Stock       Underlying      LTIP   Compen-
                           Salary  Bonus pensation   Award(s)      Options      Payouts   sation
Principal Position  Year1   ($)     ($)   ($)2         ($)          (#)4 ($)      ($)3
------------------  ----- -------  -----  -----      ------       ---------     -------  -------
P.E.Schenk          1998  207,692    -    6,600         -             -            -       8,000
 Chairman and Chief 1997  223,908    -    6,600         -             -            -     265,500
 Executive Officer  1996  197,808    -    6,050         -         750,000**        -        -

Edward M. Hebert    1998  130,353    -    6,000         -             -            -       6,796
 Senior V.P., CFO,  1997  141,031    -    6,000         -             -            -     178,909
 Treasurer and
  Secretary         1996  135,665    -    6,000         -          50,000          -       6,587

Jose Muguerza       1998   99,192    -    6,000         -             -            -       5,201
 Executive V.P.     1997   96,625  2,500  6,000         -             -            -       5,669
 Chief Operating
  Officer           1996   88,130    -    6,000         -             -            -        -

John Bormann        1998  100,000    -    6,000         -             -            -       2,625
 Vice President
 of Marketing
 and Sales


  1    For fiscal year ended on the last Saturday of October in each year.
  2    Reimbursement allowance for automobile use and maintenance.
  3    Represents  vested  amount  from  the  Company's  401k Plan and also includes  a  one-time  stock  grant under the terms of the Company's prepackaged  plan  of reorganization to Mr. Schenk and Mr. Hebert of
       $258,000 and $172,000 respectively.
  4    In  conjunction  with  the  Company's  1997 restructuring, all prior warrants  and stock options were cancelled.  They are shown here for historical purposes only.

       **  Mr.  Schenk  was  issued  a warrant to acquire 750,000 shares of
       Common Stock for $1.00 per share.  See "Certain Transactions     and
       Related  Transactions  -  Employment  and  Consulting Agreements and
       Other Arrangements."

                      OPTION GRANTS IN 1998 FISCAL YEAR


                   Number   Percent of                            Potential
                     of        Total                              Realizable
                 Securities   Options                           Assumed Annual
                 Underlying   Granted to   Exercise             Rates of Stock
                  Options    Employees     or Base            Price Appreciation
                  Granted    in Fiscal      Price  Expiration  For Option Term
 Name                #          Year       ($/Sh)     Date       5%($)   10%($)
 ----             -------    ---------     ------    ------    ----------------
P.E. Schenk          -          -            -          -             -
Edward M. Hebert     -          -            -          -             -
Jose Muguerza     175,000      50.3%         1      10/30/08          -
John Bormann       25,000       7.2%         1      10/30/08          -




               AGGREGATED OPTION EXERCISES IN 1998 FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

                                                                  Values
                                           Number of           Unexercisable
                                          Unexercised          In-the-Money
                                            Options               Options
                    Shares     Value   at Fiscal Year-End  at Fiscal Year-End
                 Acquired on  Realized       (#)                  ($)
    Name           Exercise     ($)      Exercisable/         Exercisable/
                                        Unexercisable        Unexercisable
  --------
  P.E. Schenk         0          0          0/0                    0
  Edward M. Hebert    0          0          0/0                    0
  Jose Muguerza       0          0     43,750/131,250              0
  John Bormann        0          0      6,250/18,750               0

                      REMUNERATION OF EXECUTIVE OFFICERS

                        Compensation Committee Report

       In fiscal 1998, the Company's philosophy on executive compensation was to attempt to provide a compensation package competitive with comparable companies in the food industry and which linked the amount of compensation provided to the achievement of business objectives while recognizing the economic factors then affecting the Company. In this regard, individual base salaries were established for the Chief Executive Officer and others based generally on the Board of Directors' perception of competitive, industry-wide salaries, the executive's experience and seniority, as well as his or her performance, while considering the overall level of spending which the Board deemed appropriate for officers' salaries in light of these economic factors.

       In fiscal 1998, there were two programs of direct executive officer compensation: the Base Salary Program and the Incentive Compensation Program. Subsequent to fiscal 1997, executives have been awarded stock options as part of their compensation package.

  Base Salary Program

       Base salary for 1998 for the executive officers named in the Summary Compensation Table was determined based on their respective employment agreements. See "Certain Transactions and Related Transactions."




                    [PERFORMANCE GRAPH DATA FOLLOWS]


               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
   AMONG RYMER FOODS INC., THE RUSSELL 2,000 INDEX AND THE S&P FOODS INDEX


                                          Cumulative Total Return*


                                    10/93  10/94  10/95  10/96  10/97  10/98

  Rymer Foods Inc. ..........        100    178     56     25     44     21
  Russell 2,000 ..................   100    100    118    137    178    160
  S&P Foods .....................    100    107    129    159    212    250

  * $100 invested on October 31, 1993 in stock or index -- including reinvestment of dividends. Fiscal year ending October 31.

                             EXECUTIVE OFFICERS

       The following is a list of the names and ages of the current executive officers of the Company, the period during which each has served as such and their respective positions:


  Name and Age                       Position(s)
  ------------                       -----------
  P. E. Schenk (61) ..............   Chairman, President and Chief
                                     Executive Officer (since November 95)

  Edward M. Hebert (48) ..........   Senior Vice President (since 1990),
                                     Treasurer and Chief Financial Officer
                                     and Secretary (since April 98)

  Jose  Muguerza  (36)  ..........   Executive Vice President and Chief
                                     Operating Officer of Rymer Meat Inc.
                                     (since October 95)

  John H. Bormann (47) ...........   Vice  President, Sales & Marketing of
                                     Rymer Meat Inc. (since July 97)


       P. E. Schenk. Mr. Schenk was named to the Board of Directors of the Company on November 8, 1995 as a Class 1 Director to fill a vacancy therein created by a resignation. Mr. Schenk has served as President and Chief Executive Officer of the Company since November 1995. In 1994 and 1995, Mr. Schenk operated Schenk & Associates, Inc., a consulting practice. Mr. Schenk was Executive Vice President of Lykes Processed Meats Group from December 1993 to November 1994, and from August 1993 to December 1993 he served as Senior Vice President of Sales & Marketing. From 1986 to 1993, Mr. Schenk was employed by Smithfield Foods, Inc. as President and Chief Operating Officer of various meat processing subsidiaries.

       Edward M. Hebert. Mr. Hebert was appointed Secretary on April 30, 1998. Mr. Hebert was appointed Chief Financial Officer on October 6, 1995. Mr. Hebert has been Senior Vice President, Finance of the Company since January 1990 and Treasurer of the Company since January 1993.
  Prior thereto, Mr. Hebert was Controller of the Company since December 1988. Prior to that time, Mr. Hebert was employed by Arco Metals Company in various financial positions.

       Jose Muguerza. Mr. Muguerza was appointed Executive Vice President and Chief Operating Officer in September 1997. Prior to that time, Mr. Muguerza was Vice President of Operations and Technical Services since October 1995. Prior to such election, Mr. Muguerza was Vice President-Technical Services of a subsidiary of the Company. Prior to joining the Company, Mr. Muguerza was with several foodservice companies in the meat production and cooked products industries.

       John  H.  Bormann.  Mr. Bormann was appointed Vice President Sales &
  Marketing in July 1997. Mr. Bormann has over sixteen years' experience in the foodservice industry. He has held various positions in sales and marketing with several foodservice companies, the most recent being as Vice President of Sales & Marketing for the Bruss Meat Company.

       All  of  the executive officers are citizens of the United States of
  America.   Edward M. Hebert served as an executive officer of the Company during its 1993 Restructuring.

                CERTAIN TRANSACTIONS AND RELATED TRANSACTIONS

  Stock Purchase Agreements and Certain Additional Compensation

       Upon the completion of the Company's prepackaged plan of reorganization, Mr. Schenk and Mr. Hebert were granted 258,000 and 172,000 fully-vested shares, respectively, of the Company's Common Stock. Under the terms of their employment agreements, the Company will provide a loan to the executives to assist with the tax consequences of the grant of such stock. Mr. Schenk and Mr. Hebert will also be eligible to receive stock option grants consistent with those grants made to other executives in 1998 and subsequent years. No options were granted to Mr. Schenk or Mr. Hebert in 1998.

       The value of the stock grants issued to Mr. Schenk and Mr. Hebert is reflected in the Summary Compensation Table as shown on page six of this report.

  Employment and Consulting Agreements and Other Arrangements

       P.E. Schenk. On November 8, 1995, Mr. Schenk entered into a two year employment agreement with the Company providing for annual compensation of $200,000, subject to mandatory annual escalation in the event of an increase in the regional Consumer Price Index equivalent to the percentage increase of such index. Pursuant to the employment agreement, Mr. Schenk was also issued a warrant to acquire 750,000 shares of Common Stock for an exercise price of $1.00 per share for a period of three years commencing November 8, 1996.

       Warrants previously issued to Mr. Schenk were cancelled as a result of the Company's recent Senior Note restructuring. Also, in conjunction with the Company's restructuring, on August 21, 1997, Mr. Schenk entered into a new employment agreement with the Company. The new agreement provides annual compensation of $250,000. Under the agreement, Mr. Schenk is entitled to an automobile allowance of $550 per month, as well as other normal executive benefits. The agreement term is for an initial period of two years, commencing August 21, 1997 and continuing through August 20, 1999. Beginning on August 21, 1999, the term of employment shall be renewed annually for a period of 12 months unless Mr. Schenk provides the Board of Directors with written notice to the contrary at least ninety days prior to any annual renewal date.

       Mr. Schenk is entitled to annual increases in salary equal to the percentage increase in the Consumer Price Index for all Urban Consumers for the Chicago Metropolitan area.

       On December 26, 1997, Mr. Schenk voluntarily reduced his annual salary to $200,000 as part of a cost savings initiative program.

       Edward M. Hebert. The Company entered into an employment agreement with Edward M. Hebert, the Company's Senior Vice President, Treasurer and Chief Financial Officer, on June 1, 1991. The agreement's original one-year term that began on June 1, 1991, automatically extends thereafter for successive one-year periods unless either the Company or Mr. Hebert notifies the other not later than May 1 of any year that the agreement is to be terminated on June 1 of such year. Mr. Hebert was entitled in the first year of the agreement to a salary of $100,000 per year with an increase in subsequent years based on increases in the Consumer Price Index limited to 6% of the amount in effect for the prior year. In connection with the 1993 restructuring, Mr. Hebert's salary was set at $112,200.

       In conjunction with the Company's restructuring, on August 21, 1997, Mr. Hebert entered into a new employment agreement with the Company. The new agreement provides annual compensation of $140,000. Under the agreement, Mr. Hebert is entitled to an automobile allowance of $500 per month, as well as other normal executive benefits. The agreement term is for an initial period of two years, commencing August 21, 1997 and continuing through August 20, 1999. Beginning on August 21, 1999, the term of employment shall be renewed annually for a period of 12 months unless Mr. Hebert provides the Board of Directors with written notice to the contrary at least ninety days prior to any annual renewal date.

       Mr. Hebert is entitled to annual increases in salary equal to the percentage increase in the Consumer Price Index for all Urban Consumers for the Chicago Metropolitan area.

       On December 26, 1997, Mr. Hebert voluntarily reduced his annual salary to $128,600 as part of a cost savings initiative program.

       General. Executive Officers of the Company and its subsidiaries ("Subsidiaries") generally receive participation in benefit plans, split dollar life insurance programs, an automobile expense reimbursement allowance or use of an automobile, bonuses at the discretion of the Board of Directors, reimbursement of business-related expenses and certain fringe benefits.

                           APPOINTMENT OF AUDITORS

                           [Item (2) on Proxy Card]

                                    ITEM 2

       It is intended that the shares represented by the proxy holders will be voted for approval of the appointment of Grant Thornton LLP (unless otherwise indicated on the proxy) as independent public accountants (auditors) to report to the stockholders on the financial statements of the Company for the fiscal year ending October 30, 1999. Each professional service performed by Grant Thornton LLP during fiscal 1998 was approved in advance or was subsequently approved, and the possible effect on the auditors' independence was considered, by the Audit Committee. The Audit Committee has recommended, and the Board of Directors has approved, the appointment of Grant Thornton LLP subject to the approval of the stockholders at the Meeting. Although submission of the appointment of independent public accountants to stockholders is not required by law, the Board of Directors, consistent with its past policy, considers it appropriate to submit the selection of auditors for stockholder approval. Representatives of Grant Thornton LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

       The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, or represented by proxy, and voted at the Meeting is required for the approval of this Item. The Board has not determined what action it would take if the stockholders do not approve the selection of Grant Thornton LLP, but would reconsider its selection in light of the stockholders' action.

       As previously reported on Form 8-K, Coopers & Lybrand L.L.P. resigned as the Company's certifying accountants on October 21, 1997. Grant Thornton LLP has been engaged as certifying accountants as of October 28, 1997.

       The resignation of Coopers & Lybrand L.L.P. was not recommended nor approved by the Company's Audit Committee as it was the decision of Coopers & Lybrand L.L.P. not to continue as the Company's auditors.

               THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                    THE APPOINTMENT OF GRANT THORNTON LLP

                                   EXPENSES

       The Company will bear all costs of this solicitation. In addition, the Company will reimburse banks, custodians, fiduciaries, nominees, securities dealers, trust companies and other persons for their reasonable expenses in forwarding this Proxy Statement, proxies and other related materials to the beneficial owners of shares of Common Stock.

                                OTHER MATTERS

       Management  knows  of  no  other business that will be presented for action at the Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote or refrain from voting such proxy in accordance with their best judgment.

                                ANNUAL REPORT

       A copy of the Company's Annual Report for the 1998 fiscal year (the "Annual Report") has been mailed to its stockholders. The sections entitled "Security Ownership of Certain Beneficial Owners and Management," "Election of Directors," "Information about the Board and Its Committees," "Remuneration of Directors," "Remuneration of Executive Officers," "Executive Officers" and "Certain Transactions and Related Transactions" in this Proxy Statement. The Annual Report is furnished to stockholders for information only and no part of it is incorporated by reference in this Proxy Statement.

                            AVAILABLE INFORMATION

       The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements, and other information with the Securities and Exchange
  Commission (the "Commission"). The public may inspect and copy at prescribed rates such reports, proxy statements, and other information that the Company has filed with the Commission, at the public reference facilities that the Commission maintains at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices located at 500 West Madison Street, Chicago, Illinois 60661 and Seven World Trade Center, New York, New York 10048. In addition, the public may obtain such reports, proxy statements and other information concerning the Company from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates.

                            STOCKHOLDER PROPOSALS

  Stockholder proposals for the 2000 Annual Meeting of Stockholders must be received by the Corporation at its executive office in Chicago, Illinois, on or prior to December 8, 1999 for inclusion in the Corporation's proxy statement for that meeting. Any stockholder proposal must also meet the other requirements for stockholder proposals as set forth in the rules of the U.S. Securities and Exchange Commission relating to stockholder proposals.